SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - Notable Labs Inc [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Net operating loss carryforwards	$ 15,403	$ 13,176
Tax credit carryforwards	2,675	2,227
Property and equipment	23	7
Capitalized research and experimental cost	1,401
Stock compensation	252	228
Other	96	113
Subtotal	19,850	15,751
Valuation allowance	(19,850)	(15,751)
Net deferred tax assets (liabilities)